UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 8, 2010

CHINA POLYPEPTIDE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-151148	20-8731646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 11 Jiangda Road
Jianghan Economical Development Zone
430023 Wuhan, P.R. China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  86 27 835 183 96

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the disclosure made under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to a Securities Purchase Agreement dated as of December 16, 2009 (the “SPA”) by and between China Polypeptide Group, Inc., (f/k/a Hamptons Extreme Inc.), a Delaware corporation (the “Company”) and one (1) Institutional Investor (the “Investor”), the Investor purchased effective January 8, 2010 from  the Company for an aggregate purchase price of U.S. $3,600,000 (i) 666,667 shares (the “Shares”) of common stock, par value U.S. $.0001 per share (the “Common Stock”), and (ii) a 5 year warrant (the “Warrant”) to purchase up to an additional 333,333 shares of Common Stock (the “Warrant Shares”) at an exercise price of U.S. $6.75 per share (the “Purchase”).

The Investor represented to the Company in the SPA, that it was a non “U.S. Person” as defined under Regulation S (“Regulation S”) of the Securities Act of 1933, as amended (the “1933 Act”), and an “accredited investor,” as defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the 1933 Act.  The Purchase of the Shares and Warrants was made in reliance upon Regulation S and the exemptions from the registration requirements provided by Section 4(2) of the 1933 Act and Regulation D.

The Shares and the Warrant Shares received piggy-back resale registration rights.  No commissions in cash and/or securities were paid in connection with the Purchase.

Forward Looking Statements

The information included in this Current Report, including the information filed herewith, contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in such information and the Company cautions investors not to place undue reliance on the forward-looking statements contained therein. Certain of this information has not previously been made publicly available by the Company and may be deemed material. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Current Report on Form 8-K dated November 13, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1            Securities Purchase Agreement, dated December 16, 2009, by and between the Company and the Investor.
99.2           Warrant to Purchase 333,333 Shares of Common Stock, dated December 16, 2009, by and between the Company and the Investor.

SIGNATURES

Pursuant to the requirements of Section12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Polypeptide Group, Inc.

Date: as of January 11, 2010	By:	/s/ Chen Dongliang
Name: Chen Dongliang Title: Chairman and Chief Executive Officer